UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 28, 2007

SOUTHEASTERN BANKING CORPORATION

(Exact name of registrant as specified in its charter)

GEORGIA	2-83157	58-1423423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. BOX 455, 1010 NORTHWAY STREET, DARIEN, GEORGIA 31305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (912) 437-4141

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 28, 2007, the Parent Company of the Registrant recognized an after-tax gain of approximately $628,000 on the sale of nonreadily marketable equity securities with a book basis of $75,000; the sale of these equity securities, held since the 1980s, was prompted by market conditions. Besides its ownership in the Federal Home Loan Bank of Atlanta (“FHLB”), the Registrant does not have any other nonreadily marketable equity securities on its books. The FHLB stock is included in other assets and recorded at cost.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHEASTERN BANKING CORPORATION
(Registrant)

By:	/s/ ALYSON G. BEASLEY
Alyson G. Beasley, Vice President & Treasurer

Date: December 3, 2007

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